Met Investors Series Trust
Form: N-SAR June 30, 2003
Attachment Item 77O


Transactions effected pursuant to Rule 10f-3

Transaction #1: J.P. Morgan Enhanced Index Portfolio, purchase of American Electric Power Company, Inc.

In any such transaction were effected during the reporting period, the following information should be furnished:

1.	From whom was the securities acquired.
Salomon Smith Barney Inc.  Salomon Smith
Barney Inc. was not an affiliated underwriter of the Portfolio.

2.	 Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

3.	Terms of the transaction.
The J.P. Morgan Enhanced Index Portfolio, managed by J.P. Morgan Investment
Management Inc., purchased 4,974 shares of common stock of American Electric Power, Inc., a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $20.95 per share on February
27, 2003. The underwriting spread paid was $0.6285 per share. The percentage of the offering purchased by the J.P. Morgan Enhanced
Index Portfolio was 0.01% of the total offering.
The percentage of the offering purchased by associated portfolios of the Sub-adviser was 0.6%. This purchase represented 0.10% of the J.P. Morgan Enhanced Index Portfolios assets.
The security purchased was part of an issue registered with the Securities and Exchange
Commission and was part of a firm commitment underwriting.

4.	Information or materials upon which the determination
described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2003 first quarter meeting as well as information supporting the reasonableness of the $0.6285 per share spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.




Met Investors Series Trust
Form: N-SAR June 30, 2003
Attachment Item 77O


Transaction #2: J.P. Morgan Select Equity Portfolio, purchase of American Electric Power Company, Inc.

In any such transaction were effected during the reporting period, the following information should be furnished:

5.	From whom was the securities acquired.
Salomon Smith Barney Inc.  Salomon Smith
Barney Inc. was not an affiliated underwriter of the Portfolio.

6.	 Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

7.	Terms of the transaction.
The J.P. Morgan Select Equity Portfolio, managed by J.P. Morgan Investment
Management Inc., purchased 15,944 shares of common stock of American Electric Power
Company, Inc., a company in continuous
operation for greater than 3 years, in an initial public offering at the offering price of $20.95 per share on February 27, 2003. The underwriting spread paid was $.6285 per share. The percentage of the offering purchased by the J.P.
Morgan Select Equity Portfolio was 0.03% of the total offering. The percentage of the offering purchased by associated portfolios of the Sub-adviser was 0.6%. This purchase represented
0.4% of the J.P. Morgan Select Equity Portfolios assets. The security purchased was part of an issue registered with the Securities and Exchange
Commission and was part of a firm commitment underwriting.

8.	Information or materials upon which the determination
described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2003 first quarter meeting as well as information supporting the reasonableness of the $0.6285 per share spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.



Met Investors Series Trust
Form: N-SAR June 30, 2003
Attachment Item 77O



Transactions effected pursuant to Rule 10f-3

Transaction #3: J.P. Morgan Small Cap Stock Portfolio, purchase of The Timken Company.

In any such transaction were effected during the reporting period, the following information should be furnished:

1.	From whom was the securities acquired.
Merrill Lynch/McDonald Investment.  Merrill
Lynch/McDonald Investment was not an
affiliated underwriters of the Portfolio.

2.	 Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3.	Terms of the transaction.
The J.P. Morgan Small Cap Stock Portfolio, managed by J.P. Morgan Investment
Management Inc., purchased 13,575 shares of common stock of The Timken Company, a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $14.90 per share on February
12, 2003. The underwriting spread paid was $0.67 per share. The percentage of the offering purchased by the J.P. Morgan Small Cap Stock
Portfolio was 0.12% of the total offering. The percentage of the offering purchased by associated portfolios of the Sub-adviser was 1.25%. This purchase represented 0.50% of the J.P. Morgan Small Cap Stock Portfolios assets.
The security purchased was part of an issue registered with the Securities and Exchange
Commission and was part of a firm commitment underwriting.

4.	Information or materials upon which the determination
described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2003 first quarter meeting as well as information supporting the reasonableness of the $0.67 per share spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.



Met Investors Series Trust
Form: N-SAR June 30, 2003
Attachment Item 77O



Transactions effected pursuant to Rule 10f-3

Transaction #4: J.P. Morgan Quality Bond Portfolio, purchase of General Electric Company.

In any such transaction were effected during the reporting period, the following information should be furnished:

1.From whom was the securities acquired.
Morgan Stanley Dean Witter.  Morgan Stanley
Dean Witter was not an affiliated underwriter of the Portfolio.

2. Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

3.	Terms of the transaction.
The J.P. Morgan Quality Bond Portfolio,
managed by J.P. Morgan Investment
Management Inc., purchased 95,000 shares of General Electric Company, a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $99.626 per share on January 23, 2003. The underwriting spread paid was $0.425 per share.
The percentage of the offering purchased by the J.P. Morgan Quality Bond Portfolio was 0.002% of the total offering. The percentage of the offering purchased by associated portfolios of the Sub-adviser was 0.03%. This purchase represented 0.05% of the J.P. Morgan Quality
Bond Portfolios assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4.	Information or materials upon which the determination
described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled first quarter meeting as well as information supporting the reasonableness of the $0.425 per share spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.




Met Investors Series Trust
Form: N-SAR June 30, 2003
Attachment Item 77O



Transactions effected pursuant to Rule 10f-3

Transaction #5: J.P. Morgan Quality Bond Portfolio, purchase of Georgia Pacific Corp.

In any such transaction were effected during the reporting period, the following information should be furnished:

1.	From whom was the securities acquired.
Goldman Sachs & Co.  Goldman Sachs & Co.
was not an affiliated underwriter of the Portfolio.

2.	 Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

3.	Terms of the transaction.
The J.P. Morgan Quality Bond Portfolio,
managed by J.P. Morgan Investment
Management Inc., purchased 30,000 shares of Georgia Pacific Corp., a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $99.36 per share on January 23, 2003. The underwriting spread paid was $2.125 per share. The percentage of the offering purchased by the J.P.
Morgan Quality Bond Portfolio was 0.41% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 0.10%. This purchase represented 0.02% of the J.P. Morgan Quality Bond Portfolios assets.
The security purchased was part of an issue registered with the Securities and Exchange
Commission and was part of a firm commitment underwriting.

4.	Information or materials upon which the determination
described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2003 first quarter meeting as well as information supporting the reasonableness of the $2.125 per share spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.






Met Investors Series Trust
Form: N-SAR June 30, 2003
Attachment Item 77O



Transactions effected pursuant to Rule 10f-3

Transaction #6: J.P. Morgan Quality Bond Portfolio, purchase of National Rural Utilities.

In any such transaction were effected during the reporting period, the following information should be furnished:

1.	 From whom was the securities acquired.
Lehman Brothers, Inc.  Lehman Brothers, Inc.
was not an affiliated underwriter of the Portfolio.

2.	 Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

3.	Terms of the transaction.
The J.P. Morgan Quality Bond Portfolio,
managed by J.P. Morgan Investment
Management Inc., purchased 250,000 shares of National Rural Utilities, a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $99.642 per share on January 31, 2003. The underwriting spread paid was $0.60 per share. The percentage of the offering purchased by the J.P. Morgan
Quality Bond Portfolio was 0.05% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 1.25%. This purchase represented 0.10% of the J.P. Morgan Quality Bond Portfolios assets.
The security purchased was part of an issue registered with the Securities and Exchange
Commission and was part of a firm commitment underwriting.

4.	Information or materials upon which the determination
described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2003 first quarter meeting as well as information supporting the reasonableness of the $0.60 per share spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.





Met Investors Series Trust
Form: N-SAR June 30, 2003
Attachment Item 77O



Transactions effected pursuant to Rule 10f-3

Transaction #7: J.P. Morgan Quality Bond Portfolio, purchase of Boeing Co.

In any such transaction were effected during the reporting period, the following information should be furnished:

1.	 From whom was the securities acquired.
First Boston Brokerage Co.  First Boston
Brokerage Co. was not an affiliated underwriter of the Portfolio.

2.	 Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

3.	Terms of the transaction.
The J.P. Morgan Quality Bond Portfolio,
managed by J.P. Morgan Investment
Management Inc., purchased 140,000 shares of Boeing Co., a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $99.458 per share on February 6, 2003. The underwriting spread paid was $0.45 per share. The percentage of the offering purchased by the J.P. Morgan Quality
Bond Portfolio was 0.023% of the total offering.
The percentage of the offering purchased by associated funds of the Sub-adviser was 0.60%.
This purchase represented 0.10% of the J.P.
Morgan Quality Bond Portfolios assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4.	Information or materials upon which the determination
described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2003 first quarter meeting as well as information supporting the reasonableness of the $0.45 per share spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.




Met Investors Series Trust
Form: N-SAR June 30, 2003
Attachment Item 77O



Transactions effected pursuant to Rule 10f-3

Transaction #8: J.P. Morgan Quality Bond Portfolio, purchase of Goldman Sachs Group, Inc.

In any such transaction were effected during the reporting period, the following information should be furnished:

1. From whom was the securities acquired.
Goldman Sachs & Co.  Goldman Sachs & Co.
was not an affiliated underwriter of the Portfolio.

2. Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

3.	Terms of the transaction.
The J.P. Morgan Quality Bond Portfolio,
managed by J.P. Morgan Investment
Management Inc., purchased 155,000 shares of Goldman Sachs Group, Inc., a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $100.00 per share on February 6, 2003. The underwriting spread paid was $0.875 per share.
The percentage of the offering purchased by the J.P. Morgan Quality Bond Portfolio was 0.008% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 0.20%. This purchase represented 0.10% of the J.P. Morgan Quality
Bond Portfolios assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4.	Information or materials upon which the determination
described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2003 first quarter meeting as well as information supporting the reasonableness of the $0.875 per share spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.




Met Investors Series Trust
Form: N-SAR June 30, 2003
Attachment Item 77O



Transactions effected pursuant to Rule 10f-3

Transaction #9: J.P. Morgan Quality Bond Portfolio, purchase of JC Penney Co., Inc.

In any such transaction were effected during the reporting period, the following information should be furnished:

1.	 From whom was the securities acquired.
First Boston Brokerage Co.  First Boston
Brokerage Co. was not an affiliated underwriter of the Portfolio.

2.	Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

3.	Terms of the transaction.
The J.P. Morgan Quality Bond Portfolio,
managed by J.P. Morgan Investment
Management Inc., purchased 25,000 shares of JC
Penney Co., Inc., a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $99.342 per share on February 25, 2003. The underwriting spread paid was $1.65 per share.
The percentage of the offering purchased by the J.P. Morgan Quality Bond Portfolio was 0.004% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 0.05%. This purchase represented 0.01% of the J.P. Morgan Quality
Bond Portfolios assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4.	Information or materials upon which the determination
described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2003 first quarter meeting as well as information supporting the reasonableness of the $1.65 per share spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.



Met Investors Series Trust
Form: N-SAR June 30, 2003
Attachment Item 77O



Transactions effected pursuant to Rule 10f-3

Transaction #10: J.P. Morgan Quality Bond Portfolio, purchase of TXU Energy Co.

In any such transaction were effected during the reporting period, the following information should be furnished:

5.	 From whom was the securities acquired.
Lehman Brothers, Inc.  Lehman Brothers, Inc.
was not an affiliated underwriter of the Portfolio.

6.	Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

7.	Terms of the transaction.
The J.P. Morgan Quality Bond Portfolio,
managed by J.P. Morgan Investment
Management Inc., purchased 165,000 shares of TXU Energy Co., a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $100.00 per share on March 11, 2003. The underwriting spread paid was $0.65 per share. The percentage of the offering purchased by the J.P. Morgan
Quality Bond Portfolio was 0.02% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 4.00%. This purchase represented 0.02% of the J.P. Morgan Quality Bond Portfolios assets.
The security purchased was part of an issue registered with the Securities and Exchange
Commission and was part of a firm commitment underwriting.

8.	Information or materials upon which the determination
described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2003 first quarter meeting as well as information supporting the reasonableness of the $0.65 per share spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.




Met Investors Series Trust
Form: N-SAR June 30, 2003
Attachment Item 77O



Transactions effected pursuant to Rule 10f-3

Transaction #11: J.P. Morgan Quality Bond Portfolio, purchase of Equistar Chemicals.

In any such transaction were effected during the reporting period, the following information should be furnished:

1.	 From whom was the securities acquired.
Salomon Brothers, Inc.  Salomon Brothers, Inc.
was not an affiliated underwriter of the Portfolio.

2.	Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

3.	Terms of the transaction.
The J.P. Morgan Quality Bond Portfolio,
managed by J.P. Morgan Investment
Management Inc., purchased 35,000 shares of Equistar Chemicals, a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $100.00 per share on April 16, 2003. The underwriting spread paid was $2.25. The percentage of the offering purchased by the J.P. Morgan Quality
Bond Portfolio was 0.008% of the total offering.
The percentage of the offering purchased by associated funds of the Sub-adviser was .83%.
This purchase represented less than 0.10% of the J.P. Morgan Quality Bond Portfolios assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4.	Information or materials upon which the determination
described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2003 second quarter meeting as well as information supporting the reasonableness of the $2.25 spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.



Met Investors Series Trust
Form: N-SAR June 30, 2003
Attachment Item 77O



Transactions effected pursuant to Rule 10f-3

Transaction #12: J.P. Morgan Quality Bond Portfolio, purchase of Liberty Media Corp.

In any such transaction were effected during the reporting period, the following information should be furnished:

1.	 From whom was the securities acquired.
Lehman Brothers, Inc.  Lehman Brothers, Inc.
was not an affiliated underwriter of the Portfolio.

2.	Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

3.	Terms of the transaction.
The J.P. Morgan Quality Bond Portfolio,
managed by J.P. Morgan Investment
Management Inc., purchased 320,000 shares of Liberty Media Corp., a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $99.63 per share on April 30, 2003. The underwriting spread paid was $0.65 per share. The percentage of the offering purchased by the J.P. Morgan
Quality Bond Portfolio was 0.032% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 2.62%. This purchase represented 0.20% of the J.P. Morgan Quality Bond Portfolios assets.
The security purchased was part of an issue registered with the Securities and Exchange
Commission and was part of a firm commitment underwriting.

4.	Information or materials upon which the determination
described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2003 second quarter meeting as well as information supporting the reasonableness of the $0.65 per share spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.




Met Investors Series Trust
Form: N-SAR June 30, 2003
Attachment Item 77O



Transactions effected pursuant to Rule 10f-3

Transaction #13: J.P. Morgan Quality Bond Portfolio, purchase of Arizona Public Service.

In any such transaction were effected during the reporting period, the following information should be furnished:

1.	 From whom was the securities acquired.
Lehman Brothers, Inc.  Lehman Brothers Inc.
was not an affiliated underwriter of the Portfolio.

2.	Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

3.	Terms of the transaction.
The J.P. Morgan Quality Bond Portfolio,
managed by J.P. Morgan Investment
Management Inc., purchased 165,000 shares of Arizona Public Service, a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $99.26 per share on May 7, 2003. The underwriting spread paid was $0.70 per share. The percentage of the offering purchased by the J.P. Morgan Quality
Bond Portfolio was 0.055% of the total offering.
The percentage of the offering purchased by associated funds of the Sub-adviser was 4.21%.
This purchase represented 0.10% of the J.P.
Morgan Quality Bond Portfolios assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4.	Information or materials upon which the determination
described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2003 second quarter meeting as well as information supporting the reasonableness of the $0.70 per share spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.




Met Investors Series Trust
Form: N-SAR June 30, 2003
Attachment Item 77O



Transactions effected pursuant to Rule 10f-3

Transaction #14: J.P. Morgan Quality Bond Portfolio, purchase of Aegon N.V.

In any such transaction were effected during the reporting period, the following information should be furnished:

1.	 From whom was the securities acquired.
BA Securities, Inc. BA Securities, Inc. was not an affiliated underwriter of the Portfolio.

2.	Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

3.	Terms of the transaction.
The J.P. Morgan Quality Bond Portfolio,
managed by J.P. Morgan Investment
Management Inc., purchased 280,000 shares of Aegon N.V., a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $99.98 per share on May 13, 2003. The underwriting spread paid was $0.45 per share. The percentage of the offering purchased by the J.P. Morgan Quality
Bond Portfolio was 0.037% of the total offering.
The percentage of the offering purchased by associated funds of the Sub-adviser was 6.69%.
This purchase represented 0.20% of the J.P.
Morgan Quality Bond Portfolios assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4.	Information or materials upon which the determination
described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2003 second quarter meeting as well as information supporting the reasonableness of the $0.45 per share spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.




Met Investors Series Trust
Form: N-SAR June 30, 2003
Attachment Item 77O



Transactions effected pursuant to Rule 10f-3

Transaction #15: J.P. Morgan Quality Bond Portfolio, purchase of Capital One Bank.

In any such transaction were effected during the reporting period, the following information should be furnished:

1.	 From whom was the securities acquired.
BA Securities, Inc. BA Securities, Inc. was not an affiliated underwriter of the Portfolio.

2.	Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

3.	Terms of the transaction.
The J.P. Morgan Quality Bond Portfolio,
managed by J.P. Morgan Investment
Management Inc., purchased 130,000 shares of Capital One Bank, a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $99.56 per share on May 15, 2003. The underwriting spread paid was $0.50. The percentage of the offering purchased by the J.P. Morgan Quality Bond
Portfolio was 0.02% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 5.68%.
This purchase represented 0.10% of the J.P.
Morgan Quality Bond Portfolios assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4.	Information or materials upon which the determination
described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2003 second quarter meeting as well as information supporting the reasonableness of the $0.50 spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.



Met Investors Series Trust
Form: N-SAR June 30, 2003
Attachment Item 77O




Transactions effected pursuant to Rule 10f-3

Transaction #16: J.P. Morgan Quality Bond Portfolio, purchase of American Express Credit Account Master
Trust.

In any such transaction were effected during the reporting period, the following information should be furnished:

1.	 From whom was the securities acquired.
Salomon Brothers, Inc.  Salomon Brothers, Inc.
was not an affiliated underwriter of the Portfolio.

2.	Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

3.	Terms of the transaction.
The J.P. Morgan Quality Bond Portfolio,
managed by J.P. Morgan Investment
Management Inc., purchased 715,000 shares of American Express Credit Account Master Trust, a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $99.97 per share on June 10, 2003. The underwriting spread paid was $0.23.
The percentage of the offering purchased by the J.P. Morgan Quality Bond Portfolio was 0.12% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 10.20%. This purchase represented 0.4% of the J.P. Morgan Quality
Bond Portfolios assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4.	Information or materials upon which the determination
described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2003 second quarter meeting as well as information supporting the reasonableness of the $0.23 spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.




Met Investors Series Trust
Form: N-SAR June 30, 2003
Attachment Item 77O




Transactions effected pursuant to Rule 10f-3

Transaction #17: J.P. Morgan Quality Bond Portfolio, purchase of Arch Western Finance.

In any such transaction were effected during the reporting period, the following information should be furnished:

1.	 From whom was the securities acquired.
Salomon Brothers, Inc.  Salomon Brothers, Inc.
was not an affiliated underwriter of the Portfolio.

2.	Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

3.	Terms of the transaction.
The J.P. Morgan Quality Bond Portfolio,
managed by J.P. Morgan Investment
Management Inc., purchased 40,000 shares of Arch Western Finance, a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $100.00 per share on June 19, 2003. The underwriting spread paid was $1.75. The percentage of the offering purchased by the J.P. Morgan Quality
Bond Portfolio was 0.0057% of the total offering.
The percentage of the offering purchased by associated funds of the Sub-adviser was 1.14%.
This purchase represented less than 0.10% of the J.P. Morgan Quality Bond Portfolios assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4.	Information or materials upon which the determination
described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2003 second quarter meeting as well as information supporting the reasonableness of the $1.75 spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.




Met Investors Series Trust
Form: N-SAR June 30, 2003
Attachment Item 77O




Transactions effected pursuant to Rule 10f-3

Transaction #18: J.P. Morgan Quality Bond Portfolio, purchase of General Motors Corporation.

In any such transaction were effected during the reporting period, the following information should be furnished:

1.	From whom was the securities acquired.
Merrill Lynch MBS, Inc.  Merrill Lynch MBS,
Inc. was not an affiliated underwriter of the Portfolio.

2.	Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

3.	Terms of the transaction.
The J.P. Morgan Quality Bond Portfolio,
managed by J.P. Morgan Investment
Management Inc., purchased 465,000 shares of General Motors Corporation, a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $98.62 per share on June 26, 2003. The underwriting spread paid was $0.75. The percentage of the offering purchased by the J.P.
Morgan Quality Bond Portfolio was 0.015% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 4.02%. This purchase represented 0.30% of the J.P. Morgan Quality Bond Portfolios assets.
The security purchased was part of an issue registered with the Securities and Exchange
Commission and was part of a firm commitment underwriting.

4.	Information or materials upon which the determination
described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2003 second quarter meeting as well as information supporting the reasonableness of the $0.75 spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.




Met Investors Series Trust
Form: N-SAR June 30, 2003
Attachment Item 77O




Transactions effected pursuant to Rule 10f-3

Transaction #19: J.P. Morgan Quality Bond Portfolio, purchase of General Motors Corporation.

In any such transaction were effected during the reporting period, the following information should be furnished:

1.	From whom was the securities acquired.
Salomon Brothers, Inc.  Salomon Brothers, Inc.
was not an affiliated underwriter of the Portfolio.

2.	Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

3.	Terms of the transaction.
The J.P. Morgan Quality Bond Portfolio,
managed by J.P. Morgan Investment
Management Inc., purchased 180,000 shares of General Motors Corporation, a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $99.20 per share on June 26, 2003. The underwriting spread paid was $0.75. The percentage of the offering purchased by the J.P.
Morgan Quality Bond Portfolio was 0.14% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 3.41%. This purchase represented 0.10% of the J.P. Morgan Quality Bond Portfolios assets.
The security purchased was part of an issue registered with the Securities and Exchange
Commission and was part of a firm commitment underwriting.

4.	Information or materials upon which the determination
described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2003 second quarter meeting as well as information supporting the reasonableness of the $0.75 spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.